UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2016

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Main Street, Kilmarnock, Virginia 22482

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 2, 2016, Bay Banks of Virginia, Inc. (“Bay Banks”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Virginia BanCorp Inc. (“Virginia BanCorp”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Virginia BanCorp will merge with and into Bay Banks (the “Merger”), with Bay Banks as the surviving corporation in the Merger. Following the Merger, Virginia BanCorp’s wholly-owned subsidiary, Virginia Commonwealth Bank, will merge with and into Bay Banks’s wholly-owned subsidiary, Bank of Lancaster (the “Bank Merger”), with Bank of Lancaster as the surviving entity in the Bank Merger. Bank of Lancaster will change its name to Virginia Commonwealth Bank following closing. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Bay Banks and Virginia BanCorp.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Virginia BanCorp shareholders will have the right to receive 1.178 shares of common stock of Bay Banks for each share of common stock of Virginia BanCorp held immediately prior to the Effective Time.

At the Effective Time, each of Lawrence N. Ashworth, James B. McNeer, C. Frank Scott, III, Larry C. Tucker and James P. VanLandingham, current members of the Board of Directors of Virginia BanCorp, will be appointed to the Board of Directors of Bay Banks. Mr. Scott will be appointed Chairman of the Board of Directors of Bay Banks. At the effective time of the Bank Merger, each of the directors of Virginia Commonwealth Bank at the Effective Time will be appointed to the Board of Directors of Bank of Lancaster.

In connection with the execution of the Merger Agreement, all of the directors of Bay Banks, Bank of Lancaster, Virginia BanCorp and Virginia Commonwealth Bank entered into support agreements with Bay Banks and Virginia BanCorp pursuant to which such individuals, in their capacities as shareholders of Bay Banks or Virginia BanCorp, respectively, have agreed, among other things, to vote their respective shares of common stock in favor of the approval of the Merger. All of the directors of Bay Banks, Bank of Lancaster, Virginia BanCorp and Virginia Commonwealth Bank also have entered into noncompetition agreements with Bay Banks. The forms of the support agreement and noncompetition agreement are included in Exhibit 2.1 to this report as exhibits to the Merger Agreement and are incorporated herein by reference.

The Merger Agreement also provides that, as of the Effective Time, Randal R. Greene will continue to serve as President and Chief Executive Officer of the surviving corporation and that C. Frank Scott, III, currently President and Chief Executive Officer of Virginia BanCorp, will serve as President of the surviving bank. In addition, Deborah M. Evans, currently Senior Vice President and Chief Financial Officer of Bay Banks and Bank of Lancaster, will serve as Senior Vice President of the surviving corporation and Senior Vice President and Comptroller of the surviving bank; James A. Wilson, Jr., currently Vice President and Treasurer of Virginia BanCorp and Executive Vice President, Treasurer and Chief Financial Officer of Virginia Commonwealth Bank, will serve as Executive Vice President and Chief Financial Officer of the surviving corporation and the surviving bank; Douglas F. Jenkins, Jr., will continue to serve as Executive Vice President of the surviving corporation and Executive Vice President and Chief Banking Officer of the surviving bank; and C. Rodes Boyd, Jr., currently Executive Vice President and Chief Banking Officer of Virginia Commonwealth Bank, will serve as Executive Vice President of the surviving corporation and Executive Vice President and Chief

Lending Officer of the surviving bank. In connection with the execution of the Merger Agreement, Bay Banks entered into employment agreements with each of these individuals setting forth the terms and conditions of their employment, which agreements will supersede any existing or prior employment or similar agreements with such individuals. In the case of Messrs. Greene and Jenkins and Ms. Evans, the new employment agreements are effective immediately. The agreements with Messrs. Greene and Jenkins and Ms. Evans are described under Item 5.02 below. In the case of Messrs. Scott, Wilson and Boyd, the new employment agreements with the combined company are effective as of and subject to the occurrence of the closing of the Merger.

The Merger Agreement contains customary representations, warranties and covenants of each of Bay Banks and Virginia BanCorp. The completion of the Merger is subject to various closing conditions, including obtaining the requisite approvals of Bay Banks’s and Virginia BanCorp’s shareholders under the Merger Agreement and receiving certain regulatory approvals. Bay Banks and Virginia BanCorp have also agreed to customary non-solicitation covenants relating to alternative acquisition proposals. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, the terminating party may be required to pay to the other a termination fee of $1.1 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Bay Banks or Virginia BanCorp, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Bay Banks, Virginia BanCorp, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of Bay Banks and Virginia BanCorp and a prospectus of Bay Banks, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Bay Banks makes with the Securities and Exchange Commission (“SEC”).

Caution Regarding Forward-Looking Statements

This information presented herein contains forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between Bay Banks and Virginia BanCorp, (ii) Bay Banks’s and Virginia BanCorp’s plans, obligations, expectations and intentions and (iii) other statements presented herein that are not historical facts. Words such as “anticipates,” “believes,” “intends,” “should,” “expects,” “will,” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of Bay Banks and Virginia BanCorp as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required regulatory and shareholder approvals and meet other closing conditions to the transaction; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in Bay Banks’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2015. Bay Banks and Virginia BanCorp assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Additional Information about the Merger and Where to Find It

This information presented herein does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Bay Banks will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 with respect to the offering of Bay Banks common stock as the merger consideration under the Securities Act of 1933, as amended, which will include a joint proxy statement of Bay Banks and Virginia BanCorp and a prospectus of Bay Banks. A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. Investors and security holders are urged to read the registration statement and joint proxy statement/prospectus and other relevant documents when they become available because they will contain important information about the merger.

Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Bay Banks may also obtain free copies of these documents by directing a request by telephone or mail to Bay Banks of Virginia, Inc., P.O. Box 1869, 100 South Main Street, Kilmarnock, Virginia 22482; 800-435-1140; or by accessing these documents at Bay Banks’s website: www.baybanks.com. Security holders of Virginia BanCorp may also obtain free copies of these documents by directing a request by telephone or mail to Virginia BanCorp Inc., P.O. Box 1777, 1965 Wakefield Street, Petersburg, Virginia 23805; 800-297-4040; or by accessing these documents at Virginia BanCorp’s website: www.vacommbank.com. The information on Bay Banks’ and Virginia BanCorp’s websites is not, and shall not be deemed to be, a part of this report or incorporated into other filings made with the SEC.

Bay Banks, Virginia BanCorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Bay Banks and Virginia BanCorp in connection with the merger. Information about the directors and executive officers of Bay Banks and their ownership of Bay Banks common stock is set forth in the definitive proxy statement for Bay Banks’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 8, 2016. Information about the directors and executive officers of Virginia BanCorp and their ownership of Virginia BanCorp common stock may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

On November 2, 2016, the Company entered into new employment agreements with Randal R. Greene, Deborah M. Evans and Douglas F. Jenkins, Jr., effective immediately. The new employment agreements supersede and replace the existing employment agreement and management continuity agreements with these officers.

Employment Agreement with Randal R. Greene

Under the terms of the employment agreement with Mr. Greene, dated November 2, 2016 (the “Greene Agreement”), Mr. Greene will be employed as President and Chief Executive Officer of Bay Banks and Bank of Lancaster. At the Effective Time, Mr. Greene will be employed as President and Chief Executive Officer of Bay Banks and Chief Executive Officer of Bank of Lancaster. The term of the Greene Agreement commenced on November 2, 2016 and will expire on November 2, 2019, unless earlier terminated or extended as provided therein. Beginning on the first anniversary of the Greene Agreement and on each anniversary thereafter, the term will be extended an additional year, unless either party gives at least three months prior notice to the other.

Mr. Greene will receive an initial base salary of not less than $281,800 and may receive base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the Board of Directors of Bank of Lancaster. Mr. Greene also will be eligible to participate in Bay Banks’s long-term and short-term incentive plans, with a maximum annual incentive compensation of 25% of his base salary, and in cash and non-cash employee benefit plans and will be provided with use of a bank-owned automobile and reimbursement for country club membership and fees and certain expenses.

The Greene Agreement also provides for the termination of Mr. Greene’s employment at any time by Bay Banks for other than “Cause” or by Mr. Greene for “Good Reason” (as those terms are defined in the Greene Agreement). Upon termination under either of these circumstances and provided that Mr. Greene releases and waives his claims against Bay Banks as provided in the Greene Agreement, Mr. Greene will be entitled to the following:

•	an amount equal to the greater of (i) a monthly amount equal to one-twelfth of his annual base salary in each month for the remainder of the term of the Greene Agreement, or (ii) a monthly amount equal to one-twelfth of his annual base salary for a period of one year;

•	any bonus or other short-term incentive compensation earned, but not yet paid, for the year prior to the year in which his employment terminates; and

•	if Mr. Greene so elects, continued participation in Bay Banks’s group health and dental plans for the period in which payments are made above and payment by Bay Banks of its portion of premiums in effect at the date of termination.

If within one year after a Change in Control (as defined in the Greene Agreement), Mr. Greene’s employment is terminated without Cause or if he resigns for Good Reason, Mr. Greene will be entitled to receive a lump sum cash payment equal to 2.99 times the sum of his base salary and most recent annual bonus (in each case, as of the date of termination or, if greater, as of the Change in Control) and continued participation in benefit plans as described above for a period of two years.

Mr. Greene also will be subject, in certain circumstances, to non-competition and non-solicitation restrictions for a period of 24 months following the termination of his employment.

Employment Agreement with Deborah M. Evans

Under the terms of the employment agreement with Ms. Evans, dated November 2, 2016 (the “Evans Agreement”), Ms. Evans will be employed as Senior Vice President and Chief Financial Officer of Bay Banks and Bank of Lancaster. At the Effective Time, Ms. Evans will be employed as Senior Vice President of Bay Banks and Senior Vice President and Comptroller of Bank of Lancaster. The term of the Evans Agreement commenced on November 2, 2016 and will expire on November 2, 2017, unless earlier terminated or extended as provided therein. The Evans Agreement automatically will renew for successive one year terms, unless either party gives at least three months prior notice to the other.

Ms. Evans will receive an initial base salary of not less than $149,050 and may receive base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the Board of Directors of Bank of Lancaster. Ms. Evans also will be eligible to participate in Bay Banks’s long-term and short-term incentive plans and in cash and non-cash employee benefit plans and will be provided with reimbursement for certain expenses.

The Evans Agreement also provides for the termination of Ms. Evans’s employment at any time by Bay Banks for other than “Cause” or by Ms. Evans for “Good Reason” (as those terms are defined in the Evans Agreement). Upon termination under either of these circumstances and provided that Ms. Evans releases and waives her claims against Bay Banks as provided in the Evans Agreement, Ms. Evans will be entitled to the following:

•	a monthly amount equal to one-twelfth of her annual base salary for a period of one year;

•	any bonus or other short-term incentive compensation earned, but not yet paid, for the year prior to the year in which her employment terminates; and

•	if Ms. Evans so elects, continued participation in Bay Banks’s group health and dental plans for the period in which payments are made above and payment by Bay Banks of its portion of premiums in effect at the date of termination.

If within one year after a Change in Control (as defined in the Evans Agreement), Ms. Evans’s employment is terminated without Cause or if she resigns for Good Reason, Ms. Evans will be entitled to receive a lump sum cash payment equal the sum of her base salary and most recent annual bonus (in each case, as of the date of termination or, if greater, as of the Change in Control) and continued participation in benefit plans as described above for a period of one year.

Ms. Evans also will be subject, in certain circumstances, to non-competition and non-solicitation restrictions for a period of one year following the termination of her employment.

Employment Agreement with Douglas F. Jenkins, Jr.

Under the terms of the employment agreement with Mr. Jenkins, dated November 2, 2016 (the “Jenkins Agreement”), Mr. Jenkins will be employed as Executive Vice President of Bay Banks and Executive Vice President and Chief Banking Officer of Bank of Lancaster. The term of the Jenkins Agreement commenced on November 2, 2016 and will expire on November 2, 2018, unless earlier terminated or extended as provided therein. The Jenkins Agreement automatically will renew for successive two year terms, unless either party gives at least three months prior notice to the other.

Mr. Jenkins will receive an initial base salary of not less than $205,700 and may receive base salary increases and incentive, bonus compensation or other compensation in the amounts determined by the Board of Directors of Bank of Lancaster. Mr. Jenkins also will be eligible to participate in Bay Banks’s long-term and short-term incentive plans and in cash and non-cash employee benefit plans and will be provided with use of a bank-owned automobile and reimbursement for certain expenses.

The Jenkins Agreement also provides for the termination of Mr. Jenkins’s employment at any time by Bay Banks for other than “Cause” or by Mr. Jenkins for “Good Reason” (as those terms are defined in the Jenkins Agreement). Upon termination under either of these circumstances and provided that Mr. Jenkins releases and waives his claims against Bay Banks as provided in the Jenkins Agreement, Mr. Jenkins will be entitled to the following:

•	an amount equal to the greater of (i) a monthly amount equal to one-twelfth of his annual base salary in each month for the remainder of the term of the Jenkins Agreement, or (ii) a monthly amount equal to one-twelfth of his annual base salary for a period of one year;

•	any bonus or other short-term incentive compensation earned, but not yet paid, for the year prior to the year in which his employment terminates; and

•	if Mr. Jenkins so elects, continued participation in Bay Banks’s group health and dental plans for the period in which payments are made above and payment by Bay Banks of its portion of premiums in effect at the date of termination.

If within one year after a Change in Control (as defined in the Jenkins Agreement), Mr. Jenkins’s employment is terminated without Cause or if he resigns for Good Reason, Mr. Jenkins will be entitled to receive a lump sum cash payment equal to two times the sum of his base salary and most recent annual bonus (in each case, as of the date of termination or, if greater, as of the Change in Control) and continued participation in benefit plans as described above for a period of two years.

Mr. Jenkins also will be subject, in certain circumstances, to non-competition and non-solicitation restrictions for a period of 24 months following the termination of his employment.

The foregoing descriptions of the Greene Agreement, the Evans Agreement and the Jenkins Agreement are qualified in their entirety by the full text of such agreements, which are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 2, 2016, by and between Bay Banks of Virginia, Inc. and Virginia BanCorp Inc.

10.1	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Randal R. Greene.

10.2	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Deborah M. Evans.

10.3	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Douglas F. Jenkins, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By: /s/ Deborah M. Evans
Deborah M. Evans
Chief Financial Officer

Date: November 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 2, 2016, by and between Bay Banks of Virginia, Inc. and Virginia BanCorp Inc.

10.1	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Randal R. Greene.

10.2	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Deborah M. Evans.

10.3	Employment Agreement, dated November 2, 2016, between Bay Banks of Virginia, Inc., Bank of Lancaster and Douglas F. Jenkins, Jr.